   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 12, 1997

                                                      REGISTRATION NO. 333-35239
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                AMENDMENT NO. 3
                                       TO
                                   FORM SB-2

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------
                      CARING PRODUCTS INTERNATIONAL, INC.

                 (Name of small business issuer in its charter)
                         ------------------------------

                DELAWARE                               2399                         98-0134875
    (State or other jurisdiction of        (Primary Standard Industrial           (IRS Employer
     incorporation or organization)        Classification Code Number)         Identification No.)

                         ------------------------------

  200 FIRST AVENUE WEST, SUITE 200, SEATTLE, WASHINGTON 98119, (206) 282-6040

(Address and telephone number of principal executive offices and principal place of business)
                         ------------------------------

                               SUSAN A. SCHRETER
                      CARING PRODUCTS INTERNATIONAL, INC.
                        200 FIRST AVENUE WEST, SUITE 200
                           SEATTLE, WASHINGTON 98119
                                 (206) 282-6040

           (Name, address and telephone number of agent for service)
                         ------------------------------

                        COPIES OF ALL CORRESPONDENCE TO:

        STEVEN A. SAIDE, ESQ.                     DEBRA K. WEINER, ESQ.
            BRYAN CAVE LLP                      GROVER T. WICKERSHAM, P.C.
           245 PARK AVENUE                   430 CAMBRIDGE AVENUE, SUITE 100
       NEW YORK, NEW YORK 10167                PALO ALTO, CALIFORNIA 94306

  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.
                         ------------------------------

    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /
------------------

    If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /
------------------

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

    If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, please check the following box. /X/
                        CALCULATION OF REGISTRATION FEE

                                                                                                   PROPOSED
                                                                                  PROPOSED          MAXIMUM
                                                                                   MAXIMUM         AGGREGATE        AMOUNT OF
                   TITLE OF EACH CLASS OF                        AMOUNT TO     OFFERING PRICE   OFFERING PRICE    REGISTRATION
                SECURITIES TO BE REGISTERED                    BE REGISTERED    PER UNIT (1)          (1)              FEE
Units (2) each consisting of:...............................     2,300,000          $6.00         $13,800,000        $4,182
 (i) one share of Common Stock, par value $0.01 per share
     (the "Common Stock"); and..............................     2,300,000           --               --               --
(ii) one Warrant to purchase one share of Common Stock......     2,300,000           --               --               --
Representatives' Warrants (3)...............................      200,000            -0-              -0-              -0-
Units issuable upon exercise of the Representatives'
  Warrants, each consisting of:.............................      200,000           $7.20         $1,440,000          $437
 (i) one share of Common Stock; and.........................      200,000            --               --               --
(ii) one Warrant to purchase one share of Common Stock......      200,000            --               --               --
Common Stock issuable upon exercise of Warrants, including
  Warrants underlying Representatives' Warrants (4).........     2,500,000          $9.00         $22,500,000        $6,819
Totals......................................................                                      $37,740,000      $11,438(5)

(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457 promulgated under the Securities Act of 1933, as amended.

(2) Includes 300,000 Units that Paulson Investment Company, Inc. and Cohig & Associates, Inc., the representatives of the several underwriters (the "Representatives"), have the right to purchase to cover over-allotments, if any.

(3) In connection with the sale of the Units, the Registrant is granting to the Representatives warrants to purchase 200,000 Units (the "Representatives' Warrants").

(4) Pursuant to Rule 416, there are also being registered such additional shares of Common Stock as may be issuable pursuant to the anti-dilution provisions of the Warrants and the Representatives' Warrants.

(5) Reflects a fee increase of $2,859.
                         ------------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART II
                   INFORMATION NOT REQUIRED IN THE PROSPECTUS


ITEM 27.  EXHIBITS


 1.1(5)     Form of Underwriting Agreement

 3.1(3)     Restated Certificate of Incorporation

 3.1.1(4)   Certificate of Amendment of Restated Certificate of Incorporation

 3.1.2(5)   Certificate of Amendment of Restated Certificate of Incorporation

 3.1.3(2)   Certificate of Amendment of Restated Certificate of Incorporation

 3.2(3)     By-laws, as currently in effect

 4.1(3)     Specimen Common Stock Certificate

 4.1.1(2)   Specimen Common Stock Certificate

 4.2(4) Form of Warrants to Purchase Shares of the Registrant, including registration rights

 4.3(4)     Agreement, dated October 1994, between Project 93 Management, Ltd.
            and the Registrant pertaining to registration rights of certain selling stockholders(6)

 4.4(5)     Warrant to Purchase Common Shares of the Registrant issued to H.J.
            Forest Products Inc. dated May 12, 1997

 4.5(5)     Form of Representatives' Warrants

 4.6(5)     Form of Warrant Agreement between the Registrant and The Bank of Nova
            Scotia Trust Company of New York, as warrant agent

 4.7(2)     Form of Warrant Certificate

 4.8(2)     Form of Lockup Agreement

 4.9(11)    Form of Unit Certificate

 5.1(2) Opinion of Bryan Cave LLP as to the legality of the securities being registered

10.1(7)     Restated and Amended Employment Agreement between the Registrant and
            William H.W. Atkinson dated as of March 13, 1996

10.2(7) Restated and Amended Employment Agreement between Susan A. Schreter and the Registrant dated as of March 13, 1996

10.3(3) Supply Agreement between the Registrant and Merfin Hygienic Products, dated August 30, 1993

10.4(3)     Assignment by Prakash Banga to the Registrant, dated January 5, 1994

10.5(3)     1993 Incentive Program and accompanying form of Stock Option
            Agreement(8)

10.6(3)     Lease Agreement between the Registrant and First Avenue West Building
            L.L.C., dated May 15, 1995 for the premises located at 200 First
            Avenue West, Seattle, Washington

10.7(3) Lease Agreement between the Registrant and Holly Enterprises Ltd. for the premises located at 5850 Byrne Road, Burnaby, British Columbia, dated August 18, 1994

10.8(3) Form of short-term Promissory Note between the Registrant and certain private placement investors, dated April 28, 1995(9)

10.9(4)     Manufacturing Agreement between the Registrant and Le Genereux
            Clothing Co., Ltd., dated November 3, 1994

10.10(4)    Share Purchase Warrant Indenture dated October 5, 1995 between the
            Registrant and Montreal Trust Company of Canada

10.11(4)    Revolving Line of Credit Agreement and Promissory Note dated October
            5, 1995 between the Registrant and Seattle-First National Bank

10.12(10)   1996 Incentive Program (8)

10.13(5)    Amendment No. 1 to the Registrant's 1996 Incentive Program (8)

10.14(5)    Stock Option Agreement between the Registrant and William H.W.
            Atkinson (8)

10.15(5)    Stock Option Agreement between the Registrant and Susan A. Schreter
            (8)

10.16(5)    Security Agreement between the Registrant and H.J. Forest Products
            Inc., dated April 9, 1997

10.17(5)    Agreement between the Registrant and Medline Industries, Inc. dated
            September 5, 1996

10.18(2)    Letter Agreement among The Toronto-Dominion Bank, Bradstone Equity
            Partners, Inc. and the Registrant dated September 5, 1997

10.19(5)    Agreement between the Registrant and Bradstone Equity Partners, Inc.
            dated September 2, 1997

10.20(2)    Promissory Note dated October 23, 1997 between the Registrant and
            Paulson Investment Company, Inc.

10.21(1) Business Credit Service Agreement between The Toronto-Dominion Bank and the Registrant dated April 14, 1997.

10.22(1) Business Credit Service Agreement between The Toronto-Dominion Bank and the Registrant dated September 8, 1997.

21.1(5)     List of Subsidiaries

23.1(2) Consent of KPMG Peat Marwick LLP (see page II-8 of Amendment No. 1 to the Registration Statement)

23.2(2)     Consent of KPMG, Chartered Accountants (see page II-9 of Amendment
            No. 1 to the Registration Statement)

23.3(2)     Consent of Bryan Cave LLP (contained in their opinion; see Exhibit
            5.1)

24.1(5)     Power of Attorney

99.1(2)     United States Patent, Patent Number 5,360,422, issued to the
            Registrant on November 1, 1994


------------------------

 (1) Filed herewith.


 (2) Filed as an exhibit to Amendment No. 1 to the Registration Statement on Form SB-2, File No. 333-35239 (the "Current Registration Statement"), filed with the Commission on October 29, 1997.


 (3) Filed as an exhibit to the Registration Statement on Form SB-2, File No. 33-96882-LA (the "Prior Registration Statement"), filed with the Commission on September 12, 1995.

 (4) Filed as an exhibit to Amendment No. 1 to the Prior Registration Statement, filed with the Commission on March 20, 1996.


 (5) Filed as an exhibit to the Current Registration Statement, filed with the Commission on September 9, 1997.


 (6) A schedule of the specific investors who received these Warrants is attached as an appendix to this exhibit.

 (7) Filed as an exhibit to Amendment No. 3 to the Prior Registration Statement, filed with the Commission on November 12, 1996.

 (8) Managerial contract or compensatory plan or arrangement in which the Company's directors and officers participate.

 (9) A schedule of investors and the amounts of their respective notes is attached to this exhibit. These notes have been repaid by the Registrant and have therefore been canceled.

(10) Filed as an exhibit to the Registrant's Form 10-KSB for the fiscal year ended March 31, 1997, filed with the Commission on July 15, 1997.


(11) Filed as an exhibit to Amendment No. 2 to the Current Registration Statement, filed with the Commission on November 7, 1997.

                                   SIGNATURES


    In accordance with the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form SB-2 and has duly caused this Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Burnaby, British Columbia, Canada, on November 12, 1997.


                                CARING PRODUCTS INTERNATIONAL, INC.

                                BY:          /S/ WILLIAM H.W. ATKINSON
                                     -----------------------------------------
                                               William H.W. Atkinson
                                             CHAIRMAN OF THE BOARD AND
                                              CHIEF EXECUTIVE OFFICER


    In accordance with the requirements of the Securities Act of 1933, this Amendment No. 3 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:



          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------
                                Chairman of the Board,
                                  Chief Executive Officer
  /s/ WILLIAM H.W. ATKINSON       and Chief Financial
------------------------------    Officer (Principal         November 12, 1997
    William H.W. Atkinson         Executive Officer and
                                  Principal Financial and
                                  Accounting Officer)

              *
------------------------------  President, Chief Operating   November 12, 1997
      Susan A. Schreter           Officer and Director

              *
------------------------------  Director                     November 12, 1997
      Anthony A. Cetrone

              *
------------------------------  Director                     November 12, 1997
      Michael M. Fleming

              *
------------------------------  Director                     November 12, 1997
         Paul Stanton

              *
------------------------------  Director                     November 12, 1997
         Herbert Sohn



*By:      /s/ WILLIAM H.W.
              ATKINSON
      -------------------------
      WILLIAM H.W. ATKINSON, AS
          ATTORNEY-IN-FACT

------------------------


* The power of attorney authorizing William H.W. Atkinson and Susan A. Schreter, and each of them singly, to sign this Amendment No. 3 to the Registration Statement, on behalf of the above named directors and officers, has previously been filed with the Securities and Exchange Commission as part of the Registration Statement.

                                 EXHIBIT INDEX


EXHIBIT
NO.                                      DESCRIPTION
------      ---------------------------------------------------------------------
 1.1(5)     Form of Underwriting Agreement
 3.1(3)     Restated Certificate of Incorporation
 3.1.1(4)   Certificate of Amendment of Restated Certificate of Incorporation
 3.1.2(5)   Certificate of Amendment of Restated Certificate of Incorporation
 3.1.3(2)   Certificate of Amendment of Restated Certificate of Incorporation
 3.2(3)     By-laws, as currently in effect
 4.1(3)     Specimen Common Stock Certificate
 4.1.1(2)   Specimen Common Stock Certificate
 4.2(4)     Form of Warrants to Purchase Shares of the Registrant, including registration rights
 4.3(4)     Agreement, dated October 1994, between Project 93 Management, Ltd.
            and the Registrant pertaining to registration rights of certain selling stockholders(6)
 4.4(5)     Warrant to Purchase Common Shares of the Registrant issued to H.J.
            Forest Products Inc. dated May 12, 1997
 4.5(5)     Form of Representatives' Warrants
 4.6(5)     Form of Warrant Agreement between the Registrant and The Bank of Nova
            Scotia Trust Company of New York, as warrant agent
 4.7(2)     Form of Warrant Certificate
 4.8(2)     Form of Lockup Agreement
 4.9(11)    Form of Unit Certificate
 5.1(2)     Opinion of Bryan Cave LLP as to the legality of the securities being registered
10.1(7)     Restated and Amended Employment Agreement between the Registrant and
            William H.W. Atkinson dated as of March 13, 1996
10.2(7)     Restated and Amended Employment Agreement between Susan A. Schreter and the Registrant dated as of March 13, 1996
10.3(3)     Supply Agreement between the Registrant and Merfin Hygienic Products, dated August 30, 1993
10.4(3)     Assignment by Prakash Banga to the Registrant, dated January 5, 1994
10.5(3)     1993 Incentive Program and accompanying form of Stock Option
            Agreement(8)
10.6(3)     Lease Agreement between the Registrant and First Avenue West Building
            L.L.C., dated May 15, 1995 for the premises located at 200 First
            Avenue West, Seattle, Washington
10.7(3)     Lease Agreement between the Registrant and Holly Enterprises Ltd. for the premises located at 5850 Byrne Road, Burnaby, British Columbia, dated August 18, 1994
10.8(3)     Form of short-term Promissory Note between the Registrant and certain private placement investors, dated April 28, 1995(9)
10.9(4)     Manufacturing Agreement between the Registrant and Le Genereux
            Clothing Co., Ltd., dated November 3, 1994
10.10(4)    Share Purchase Warrant Indenture dated October 5, 1995 between the
            Registrant and Montreal Trust Company of Canada
10.11(4)    Revolving Line of Credit Agreement and Promissory Note dated October
            5, 1995 between the Registrant and Seattle-First National Bank
10.12(10)   1996 Incentive Program (8)
10.13(5)    Amendment No. 1 to the Registrant's 1996 Incentive Program (8)
10.14(5)    Stock Option Agreement between the Registrant and William H.W.
            Atkinson (8)
10.15(5)    Stock Option Agreement between the Registrant and Susan A. Schreter
            (8)

EXHIBIT
NO.                                      DESCRIPTION
------      ---------------------------------------------------------------------
10.16(5)    Security Agreement between the Registrant and H.J. Forest Products
            Inc., dated April 9, 1997
10.17(5)    Agreement between the Registrant and Medline Industries, Inc. dated
            September 5, 1996
10.18(2)    Letter Agreement among The Toronto-Dominion Bank, Bradstone Equity
            Partners, Inc. and the Registrant dated September 5, 1997
10.19(5)    Agreement between the Registrant and Bradstone Equity Partners, Inc.
            dated September 2, 1997
10.20(2)    Promissory Note dated October 23, 1997 between the Registrant and
            Paulson Investment Company, Inc.
10.21(1)    Business Credit Service Agreement between The Toronto-Dominion Bank and the Registrant dated April 14, 1997.
10.22(1)    Business Credit Service Agreement between The Toronto-Dominion Bank and the Registrant dated September 8, 1997.
21.1(5)     List of Subsidiaries
23.1(2)     Consent of KPMG Peat Marwick LLP (see page II-8 of Amendment No. 1 to the Registration Statement)
23.2(2)     Consent of KPMG, Chartered Accountants (see page II-9 of Amendment
            No. 1 to the Registration Statement)
23.3(2)     Consent of Bryan Cave LLP (contained in their opinion; see Exhibit
            5.1)
24.1(5)     Power of Attorney
99.1(2)     United States Patent, Patent Number 5,360,422, issued to the
            Registrant on November 1, 1994


------------------------

 (1) Filed herewith.


 (2) Filed as an exhibit to Amendment No. 1 to the Registration Statement on Form SB-2, File No. 333-35239 (the "Current Registration Statement"), filed with the Commission on October 29, 1997.


 (3) Filed as an exhibit to the Registration Statement on Form SB-2, File No. 33-96882-LA (the "Prior Registration Statement"), filed with the Commission on September 12, 1995.

 (4) Filed as an exhibit to Amendment No. 1 to the Prior Registration Statement, filed with the Commission on March 20, 1996.


 (5) Filed as an exhibit to the Current Registration Statement, filed with the Commission on September 9, 1997.


 (6) A schedule of the specific investors who received these Warrants is attached as an appendix to this exhibit.

 (7) Filed as an exhibit to Amendment No. 3 to the Prior Registration Statement, filed with the Commission on November 12, 1996.

 (8) Managerial contract or compensatory plan or arrangement in which the Company's directors and officers participate.

 (9) A schedule of investors and the amounts of their respective notes is attached to this exhibit. These notes have been repaid by the Registrant and have therefore been canceled.

(10) Filed as an exhibit to the Registrant's Form 10-KSB for the fiscal year ended March 31, 1997, filed with the Commission on July 15, 1997.


(11) Filed as an exhibit to Amendment No. 2 to the Current Registration Statement, filed with the Commission on November 7, 1997.